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                                                                EXHIBIT 23.2





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 25, 1998, included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-24934.


                             /S/ ARTHUR ANDERSEN LLP



Denver, Colorado,
  June 25, 1998.